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                                                                   Exhibit 10.17

                 SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT

         THIS SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement") entered into this 31st day of October, 2002, by and between DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation, whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 (f/k/a Direct Financial Services, Inc.) (the "Grantor"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, whose address is 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Metropolitan Division (the "Agent"), as agent for itself, and for HIBERNIA NATIONAL BANK, Baton Rouge, Louisiana ("Hibernia"), and for U.S. BANK NATIONAL ASSOCIATION,
St. Louis, Missouri ("U.S. Bank"), and for REGIONS BANK, Birmingham, Alabama ("Regions"), and for CAROLINA FIRST BANK, Greenville, South Carolina ("Carolina First"), and for BANK ONE, NA (Main Office -- Chicago, Illinois), Baton Rouge, Louisiana ("Bank One"), pursuant to the Loan Agreement (hereinafter defined).

                               W I T N E S S E T H:

         That for good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees with Agent as follows:

         1. Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 2 hereof), the Grantor hereby pledges and assigns to Agent, as agent for itself, Hibernia, U.S. Bank, Regions, Bank One, and Carolina First (collectively, the "Banks"), and grants to Agent for the benefit of the Banks a continuing security interest in the following (the "Collateral"):

                  (a) All of the Grantor's accounts, accounts receivable, chattel paper (including tangible chattel paper and electronic chattel paper), instruments, and other obligations of any kind, whether or not evidenced by an instrument or chattel paper, and whether or not earned by performance, including, without limitation, (i) any and all amounts owed to the Grantor under any Premium Finance Agreement (hereinafter defined) or any instrument or agreement evidencing indebtedness of any Policyholder (hereinafter defined) to the Grantor, (ii) all rights, powers and privileges of Grantor under or pursuant to all Premium Finance Agreements, and (iii) the amount of any unearned premium at any time owed to a Policyholder under a cancelled or terminated policy of insurance, whether owed by an insurance company, under the Tennessee Insurance Guaranty Association Act, under any statute or act of any other state providing for the establishment of a guaranty fund for payment of amounts owed by insurance companies or otherwise (collectively hereinafter "Accounts Receivable" or "Receivables"), whether now or hereafter existing, arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such Accounts Receivable;


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                  (b) All claims for tax refund, whether now existing or
         hereafter arising, of the Grantor against any governmental agency or authority or other subdivision thereof, and the proceeds thereof;

                  (c) All of Grantor's contract rights and general intangibles ("General Intangibles") of every kind, character and description, both now owned and hereafter acquired, including, without limitation, goodwill, trademarks, trade styles, trade names, patents, patent applications, and deposit accounts;

                  (d) All of Grantor's customer lists, original books and records, ledger and account cards, computer tapes, discs and printouts, whether now in existence or hereafter created;

                  (e) All proceeds ("Proceeds") of any and all of the foregoing Collateral and, to the extent not otherwise included, all moneys due or to become due in connection with any of the Collateral, guaranties and security for the payment of such moneys;

in each case, whether now owned or hereafter acquired by the Grantor and howsoever its interest therein may arise or appear (whether by ownership, lease, security interest, claim, or otherwise).

         For purposes hereof,

                  (i) the term "Policyholder" shall mean an owner of a policy of insurance, the premiums on which are financed by Grantor under a Premium Finance Agreement or as a result of the Policyholder's purchase of insurance on an installment basis; and

                  (ii) the term "Premium Finance Agreement" shall mean an agreement, however evidenced, by which a Policyholder agrees to repay to Grantor the premium cost on an insurance policy that Grantor becomes obligated to pay on behalf of the Policyholders, which repayment is made to Grantor at a future date in one or more installments, together with a finance charge.

         2. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

         (a) The full and prompt payment, when due, of the indebtedness (and interest thereon) evidenced and to be evidenced by those certain promissory notes,

                  (i) of even date herewith, in the principal sum of Thirty Million Dollars ($30,000,000.00), executed by Grantor and payable to the order of First Tennessee Bank National Association;

                  (ii) of even date herewith, in the principal sum of Fifteen Million Dollars ($15,000,000.00), executed by Grantor and payable to the order of Hibernia;

                  (iii) of even date herewith, in the principal sum of Twenty-Five Million Dollars ($25,000,000.00), executed by Grantor and payable to the order of U.S. Bank;


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                  (iv) of even date herewith, in the principal sum of Fifteen
         Million Dollars ($15,000,000.00), executed by Grantor and payable to the order of Regions;

                  (v) of even date herewith, in the principal sum of Five Million Dollars ($5,000,000.00), executed by Grantor and payable to the order of Carolina First; and

                  (vi) of even date herewith, in the principal sum of Twenty-Five Million Dollars ($25,000,000.00), executed by Grantor and payable to the order of Bank One,

together with and any and all renewals, modifications, and extensions of any of said notes, in whole or in part; and

         (b) The due performance and observance by the Grantor of all of its covenants, agreements, representations, liabilities, obligations, and undertakings as set forth herein, or in that certain Eighth Amended and Restated Loan Agreement (the "Loan Agreement") of even date herewith among Grantor, the Agent, the Banks and certain Guarantors therein named (as the same may be modified, renewed or extended from time to time) or in any other instrument or document which now or at any time hereafter evidences or secures, in whole or in part, all or any part of the Obligations hereby secured.

         3. Representations and Warranties. The Grantor represents and warrants as follows:

         (a) The Grantor's chief place of business and chief executive office, the place where the Grantor keeps its records concerning Accounts Receivable and all originals of any instruments or chattel paper which constitute Accounts Receivable and all originals of Premium Finance Agreements, are located at the address specified for the Grantor in the initial paragraph hereof. As used in this Agreement, the term "original" includes any relevant document maintained in electronic format in compliance with applicable law. None of the Accounts Receivable is evidenced by a Negotiable Instrument [as defined in the Uniform Commercial Code in effect in the state of Tennessee (the "Code")]. The Grantor is a corporation organized under the laws of the State of Tennessee, and the exact legal name of Grantor is set forth in the initial paragraph hereof. The Grantor's federal tax I.D. number is 62-1564497, and the organizational identification number assigned to Grantor by its state of incorporation is 0278380.

         (b) (i) The Grantor owns the Collateral free and clear of any lien, security interest or other charge or encumbrance except for the security interest created by this Agreement and the junior lien pledged to First Tennessee Bank National Association as agent for itself and other lenders named therein pursuant to a Second Amended and Restated Security Agreement dated as of September 8, 1999, as amended, in connection with loans to Direct General Corporation (the "DGC Loan").

                  (ii) Except for the financing statements filed in favor of Agent relating to this Agreement and those filed in connection with the DGC Loan, no other financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office.

         (c) The exercise by Agent of its rights and remedies hereunder will not contravene any law or governmental regulation or any contractual restriction binding on or affecting the Grantor




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or any of its properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

         (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required either for the grant by the Grantor of the security interest created hereby in the Collateral or, except as set forth in Section 3(e) below, for the exercise by Agent of its rights and remedies hereunder.

         (e) This Agreement creates a valid security interest in favor of the Agent, for the benefit of the Banks in the Collateral. None of the Premium Finance Agreements consists of a Negotiable Instrument (as defined in the Code) and none of the Collateral is otherwise evidenced by a Negotiable Instrument (as defined in the Code). Each of the Premium Finance Agreements complies in all material respects with all applicable laws, rules and regulations, including, but not limited to, the Tennessee Premium Finance Company Act of 1980, all laws of the state in which the insured resides relating to financing of insurance premiums or installment sales of insurance, as applicable, and the Federal Truth-in-Lending Act. Except for Premium Finance Agreements which may have been executed by individuals who are legally incompetent, each of the Premium Finance Agreements is the valid, binding and enforceable obligation of the Policyholder who executed the same. The filing of financing statements with the Tennessee Secretary of State and, with regard to unearned premiums on cancelled or terminated policies of insurance, the giving of notice to the insurer (and related state guaranty fund, a list of which is attached as EXHIBIT "A" hereto, which Grantor warrants is a complete list of such funds to its best knowledge) of assignment of such premiums, will perfect and establish the priority of the security interest of the Agent hereunder in the Collateral for the benefit of the Banks, subject to no other liens and encumbrances. Except as set forth in this Section 3(e), no action is necessary or desirable to perfect or otherwise protect such security interest.

         (f) No financing statement or other instrument similar in effect, other than such as may be for the benefit of the Agent, is on file in any recording office in any state in connection with any Premium Finance Agreement.

         4. Covenants. So long as any of the Obligations shall remain outstanding, unless Agent shall otherwise consent in writing:

         (a) Further Assurances. The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that Agent deems reasonably necessary or desirable or that Agent may request in order (i) to perfect and protect the security interest created or purported to be created hereby; (ii) to enable Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including, without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto, as Agent deems necessary or desirable or that Agent may request in order to perfect and preserve the security interest created or purported to be created hereby; (B) notifying insurance carriers of assignment of unearned premiums; (C) furnishing to Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail; and (D) if any Account Receivable shall, at any time, be evidenced by a promissory note or other





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instrument or chattel paper, delivering and pledging to the Agent hereunder such note, instrument or chattel paper duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent.

         (b) Taxes. The Grantor will pay promptly before delinquent all property and other taxes, assessments, and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested diligently and in good faith by proper proceedings satisfactory to the Agent.

         (c) As to Receivables and General Intangibles.

                  (i) The Grantor will (A) keep its chief place of business and chief executive office and all documents which constitute or create Accounts Receivable and General Intangibles including, but not limited to, the originals of all Premium Finance Agreements, at the location(s) specified in paragraph 3(a) hereof, and (B) maintain and preserve its records concerning the Receivables and General Intangibles.

                  (ii) As of the time any Receivable becomes subject to the security interest granted by this Security Agreement including, without limitation, as of each time any specific assignment or transfer or identification is made to Agent of any Receivable, Grantor shall be deemed to have warranted as to each and all of such Receivables that each Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that each Premium Finance Agreement and each installment sales obligation is valid and subsisting and arises out of a bona fide sale of insurance policies to the Policyholder named in the Premium Finance Agreement or obligation on the installment sales obligation; that the amount of the Receivable represented as owing is the correct amount actually and unconditionally owing and, except for Receivables which in the aggregate do not exceed One Hundred Thousand Dollars ($100,000.00), and is not disputed and is not subject to any setoffs, credits, deductions or counter-charges; and that the Grantor is the owner thereof free and clear of all prior liens, except for the security interest in favor of Agent, for the benefit of the Banks.

                  (iii) Agent shall have the privilege at any time upon its request, of inspection during reasonable business hours of any of the business properties or premises of the Grantor and the books and records of the Grantor relating to said Receivables or the processing or collection thereof as well as those relating to its general business affairs and financial condition. Agent shall have the right at any time, after the occurrence of an Event of Default, to notify any and all account debtors to make payment thereof directly to Agent; but to the extent Agent does not so elect, Grantor shall continue to collect the Receivables. Except as the Agent shall otherwise expressly agree in writing, all proceeds of collection of Receivables received by the Grantor after the occurrence of an Event of Default shall be forthwith accounted for and transmitted to Agent in the form as received by the Grantor and shall not be commingled with any funds of the Grantor. In the event the account debtor of any Receivable included in this Security Agreement shall also be indebted to the Grantor in any other respect and such account debtor shall make payment without designating the particular indebtedness against which it is to apply, such payment shall be conclusively presumed to be payment on the Receivable of such account debtor


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         included in this Security Agreement. Except to the extent Agent may from time to time in its discretion release proceeds to the Grantor for use in its business, all proceeds received by Agent shall be applied on the Obligations secured hereby, whether or not such Obligations shall have by their terms matured, such application to be made at such intervals as Agent may determine. Items received after 2:00 p.m. on any business day shall be deemed to have been received the following business day. In administering the collection of proceeds as herein provided for, Agent may accept checks or drafts in any amount and bearing any notation without incurring liability to Grantor for so doing.

                  (iv) After the occurrence of an Event of Default, Agent shall have the right, but shall incur no liability for failing to do so, in its own name, or in the name of the Grantor to demand, collect, receive, receipt for, sue for, compound and give acquittance for, any and all amounts due or to become due on the Receivables, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done, and to endorse the name of the Grantor on all commercial paper given in payment or part payment thereof, and in its discretion to file any claim or take any action or proceedings which Agent may deem necessary or appropriate to protect and preserve and realize upon the security interest of Agent in the Receivables and the proceeds thereof.

                  (v) Grantor will from time to time execute such further instruments and do such further acts and things as Agent may reasonably require by way of further assurance to Agent of the matters and things herein provided for or intended so to be. Without limiting the foregoing, Grantor agrees to execute and deliver to Agent an assignment or other form of identification in the form required by Agent of all Receivables at any time included under this Security Agreement, together with such other evidence of the existence and identity of such Receivables as Agent may reasonably require; and Grantor will mark its books and records to reflect this Security Agreement. Grantor will accompany each transmission of proceeds of Receivables to Agent with a report in such form as Agent may require in order to identify the Receivables to which such proceeds apply.

         (d) Transfers and Other Liens. Without the prior consent of Agent, the Grantor will not (i) sell, assign (by operation of law or otherwise), exchange, or otherwise dispose of any of the Collateral (other than the conversion of Accounts Receivable to cash in the ordinary course of Grantor's business); or
(ii) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except for the security interest created by this Agreement.

         (e) Corporate Status. The Grantor will preserve its corporate existence and will not merge into or consolidate with any other entity, sell all or substantially all of its assets, change its state of incorporation or change its corporate name without providing Agent with thirty (30) days' prior written notice.



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         5.  Additional Provisions Concerning the Collateral.

         (a) The Grantor hereby authorizes Agent to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral and consistent with the rights granted in this Agreement.

         (b) The Grantor hereby irrevocably appoints Agent the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Agent's discretion, after the occurrence of an Event of Default, to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (ii) to receive, endorse, and collect any checks, drafts or other instruments, documents, and chattel paper in connection with clause (i) above; (iii) to sign its name on any invoice or bill of lading relating to any Receivable, on drafts against Policyholders, on schedules and assignments of Receivables, on notices of assignment, financing statements and other public records, on verification of accounts and on notices to customers (including notices directing Policyholders or insurers to make payment direct to Agent);
(iv) to notify the post office authorities to change the address for delivery of its mail to an address designated by Agent, to receive, open and process all mail addressed to Grantor, to send requests for verification of Receivables to customers; (v) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Agent with respect to any of the Collateral; (vi) to exercise any right, privilege or power which Grantor is entitled to exercise under or pursuant to any Premium Finance Agreement; and (vii) to cancel or terminate any policy of insurance upon nonpayment of any amount owed by a Policyholder under a Premium Finance Agreement or pursuant to an installment sale arrangement.

         (c) If the Grantor fails to perform any material agreement contained herein, Agent may itself perform, or cause performance of, such agreement or obligation, and the costs and expenses of Agent incurred in connection therewith shall be payable by the Grantor under Section 8 hereof, and shall be fully secured hereby.

         (d) The powers conferred on Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         (e) Anything herein to the contrary notwithstanding, (i) the Grantor shall remain liable under any contracts and agreements relating to the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by Agent of any of its rights hereunder shall not release the Grantor from any of its obligations under the contracts and agreements relating to the Collateral; and (iii) Agent shall not have any obligation or liability by reason of this Agreement under any contracts and agreements relating to the Collateral nor any contract of insurance, nor shall Agent be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.





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         (f) Any unearned premiums received by Grantor with respect to cancelled policies of insurance and any amounts received by Grantor from an insurance guaranty fund shall be held in trust by Grantor for the benefit of Agent and shall be promptly remitted to Agent.

         6. Remedies Upon Default. As used herein, the term "Event of Default" shall have the same meaning as set out in the Loan Agreement. If an Event of Default shall have occurred (and after any applicable notice and cure period):

         (a) Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) collect any amounts due from Policyholders under Premium Finance Agreements or on installment sales obligations; (ii) collect any unearned premiums due to Policyholders on cancelled or terminated policies of insurance; (iii) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at a place to be designated by Agent which is reasonably convenient to Agent; and (iv) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) Any cash held by Agent or any Bank as Collateral and all cash proceeds received by Agent or any Bank in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied as follows:

                  (i) First, to the repayment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Agent in connection with (A) the administration of this Agreement, (B) the retaking, custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any Collateral, (C) the exercise or enforcement of any of the rights of Agent hereunder, or (D) the failure of the Grantor to perform or observe any of the provisions hereof or of the Loan Agreement;

                  (ii) Second, to the reimbursement of Agent for the amount of any obligations of the Grantor paid or discharged by Agent pursuant to the provisions of this Agreement, and of any expenses of Agent payable by the Grantor hereunder;

                  (iii) Third, to the satisfaction of the Obligations, in the manner specified in the Loan Agreement;



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                  (iv) Fourth, to the payment of any other amounts required by applicable law [including, without limitation, Section
         47-9-608(a)(1)(C) or 47-9-615(a)(3) of the Code or any successor or similar, applicable statutory provision]; and

                  (v) Fifth, the surplus proceeds, if any, to the Grantor or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

         (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Banks are legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at such rate(s) as shall be fixed by instrument(s) evidencing the Obligation(s) with respect to which such deficiency exists, together with the costs of collection and the reasonable fees of any attorneys employed by any Bank to collect such deficiency.

         7. Rights and Duties of Agent, Etc. Agent undertakes, as to this Agreement, to exercise only such duties as are specifically set forth in this Agreement and to exercise such of the rights, powers and remedies as are vested in it by this Agreement or by law. Agent may consult with counsel, and the written advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         8. Indemnity and Expenses. (a) The Grantor agrees to indemnify Agent from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses, or liabilities resulting solely and directly from Agent's negligence or willful misconduct.

         (b) The Grantor will upon demand pay to Agent the amount of any and all costs and expenses, including the reasonable fees and disbursements of the Agent's counsel and of any experts and agents, which Agent may incur in connection with (i) the administration of this Agreement (excluding the salary of Agent's employees and Agent's normal and usual overhead expenses); (ii) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iii) the exercise or enforcement of any of the rights of Agent hereunder; or (iv) the failure by the Grantor to perform or observe any of the provisions hereof, except expenses resulting solely and directly from Agent's negligence or willful misconduct.

         9. Notices, Etc. All notices and other communications provided for hereunder (except for routine informational communications) shall be in writing and shall be mailed (by registered or certified mail, return receipt requested, except for routine informational communications) or delivered by nationally recognized express courier service, marked for next day delivery, if to the Grantor, to it at its address specified in the first paragraph of this Agreement; with a copy (if other than a routine informational communication) to Wyatt, Tarrant & Combs, LLP, 2525 End Avenue, Suite 1500, Nashville, Tennessee 37203, Attention: Tony Saunders; and if to the Agent, to it Attention:
Metropolitan Division, at its address specified in the first paragraph of this Agreement, with a copy (if other than a routine informational communication) to Baker, Donelson, Bearman & Caldwell, 2000 First Tennessee Building, Memphis, Tennessee 38103, Attention: Commercial Lending and Real Estate Group. All such notices and other




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communications shall be effective (i) if mailed, when received or three (3) days after mailing, whichever is earlier; (ii) if delivered by express courier service, on the day marked for delivery.

         10. Security Interest Absolute. All rights of Agent, all security interests and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Loan Agreement, any guaranty, or any other agreement or instrument relating thereto; (ii) any change in the time, manner, or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from this Agreement, any guaranty, or any other agreement or instrument relating thereto; (iii) any increase in, addition to, or exchange, release, or non-perfection of, any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Obligations or this Agreement; or (v) the absence of any action on the part of Agent to obtain payment or performance of the Obligations from the Grantor or any other party.

         11. Miscellaneous. (a) This Seventh Amended and Restated Security Agreement replaces that certain Sixth Amended and Restated Security Agreement dated September 18, 2001, that certain Fifth Amended and Restated Security Agreement dated September 8, 1999, that certain Fourth Amended and Restated Security Agreement dated July 31, 1998, that certain Third Amended and Restated Security Agreement dated August 29, 1996, that certain Second Amended and Restated Security Agreement dated February 15, 1996, that certain First Amended and Restated Security Agreement dated June 26, 1995, and that certain Security Agreement dated December 2, 1994, as each may have been amended from time to time. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and Banks, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No failure on the part of Agent to exercise, and no delay in exercising, any right hereunder or under any other instrument or document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of Agent provided herein and in the other instruments and documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Agent under the Loan Agreement, any guaranty, any other instrument which now or hereafter evidences or secures all or part of the Obligations, or any related document against any party thereto are not conditional or contingent on any attempt by Agent to exercise any of its rights under any other such instrument or document against such party or against any other party.

         (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of all of the Obligations, (ii) be binding on the Grantor and its successors and permitted assigns and shall inure, together with all rights and remedies of Agent hereunder, to the benefit of Agent, as agent for itself and the other Banks and their respective successors, transferees, and assigns. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Banks.

         (e) Upon the satisfaction in full of all of the Obligations, Agent will, upon the Grantor's request and at the Grantor's expense, (i) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (ii) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence termination of the security interest herein granted.

         (f) This Agreement shall be governed by and construed in accordance with the statutes and laws of the State of Tennessee, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Tennessee. If any provision hereof is in conflict with the provisions of the Loan Agreement, the provisions of the Loan Agreement shall control.

         IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its duly authorized officers on this the day and year first above written.

                                       DIRECT GENERAL FINANCIAL SERVICES, INC.


                                       By: /s/ Barry D. Elkins
                                           -----------------------------------

                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              --------------------------------


                                                                         GRANTOR

                                 FIRST AMENDMENT
                                       TO
                 SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT (the "Amendment") made and entered into as of the 31st day of March, 2003, by and between DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 (f/k/a Direct Financial Services, Inc.) ("Grantor"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, whose address is 165 Madison Avenue, Memphis, Tennessee 38103,
Attention: Metropolitan Division (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), as agent for itself, and for HIBERNIA NATIONAL BANK, Baton Rouge, Louisiana ("Hibernia"), and for U.S. BANK NATIONAL ASSOCIATION, St. Louis, Missouri ("U.S. Bank"), and for REGIONS BANK, Birmingham, Alabama ("Regions"), and for CAROLINA FIRST BANK, Greenville, South Carolina ("Carolina First"), and for BANK ONE, NA (Main Office -- Chicago, Illinois), Baton Rouge, Louisiana ("Bank One") (Agent, Hibernia, U.S. Bank, Regions, Carolina First and Bank One collectively, the "Banks," and individually, a "Bank"), pursuant to the Eighth Amended and Restated Loan Agreement dated as of October 31, 2002, as amended (the "Loan Agreement") among Grantor, Banks and the other parties named therein.

                                Recitals of Fact

         Pursuant to that certain Seventh Amended and Restated Security Agreement dated as of October 31, 2002 (the "Security Agreement") between the parties hereto, Grantor assigned and pledged Receivables (as defined in the Loan Agreement) and other contractual rights to the Agent for the benefit of the Banks as collateral security for all of the Obligations (as defined in the Security Agreement) of Grantor to the Banks.

         The Grantor and the Banks now desire to modify certain terms of the Security Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

         1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

         2. To induce the Banks to enter into this Amendment, the Grantor does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenants and agrees with the Banks, that:

                  (a) All representations and warranties made by the Grantor in the Loan Agreement, as amended, in the Security Agreement, and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

                  (b) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

                  (c) There are no existing offsets, defenses or counterclaims to the obligations of the Grantor, as set forth in the Notes, the Security Agreement, the Loan Agreement, or in any other Loan Document executed by the Grantor, in connection with the Loan.

                  (d) The Grantor does not have any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Grantor has or may have any such existing claim (whether known or unknown), the Grantor does hereby forever release and discharge, in all respects, the Banks with respect to such claim.

                  (e) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

         3. Section 2(a)(iv) of the Security Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (iv) of even date herewith, in the principal sum of Twenty-Five Million Dollars ($25,000,000.00), executed by Grantor and payable to the order of Regions;

         4. Section 3(b)(i) of the Security Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (i) The Grantor owns the Collateral free and clear of any lien, security interest or other charge or encumbrance except for the security interest created by this Agreement and the junior lien pledged to First Tennessee Bank National Association as agent for itself and other lenders named therein pursuant to a Third Amended and Restated Security Agreement dated as of October 31, 2002, as amended, in connection with loans to Direct General Corporation (the "DGC Loan").

         5. All terms and provisions of the Security Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Security Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

         6. All references in all Loan Documents (including, but not limited to, the Notes, the Security Agreement, and the Loan Agreement) to the "Security Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Security Agreement as amended hereby.


                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
       FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT

================================================================================


         IN WITNESS WHEREOF, the Grantor, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                                       GRANTOR:

                                       DIRECT GENERAL FINANCIAL SERVICES,
                                       INC., a Tennessee corporation

                                       By: /s/ Barry D. Elkins
                                           -------------------------------------
                                       Title: Senior Vice President & Chief
                                              Financial Officer
                                              ----------------------------------



                                       BANKS:

                                       FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                       By: /s/ Sam Jenkins
                                           -------------------------------------
                                       Title:  Senior Vice President
                                              ----------------------------------

                                       HIBERNIA NATIONAL BANK

                                       By: /s/ Janet Olson Rack
                                           -------------------------------------
                                       Title:  Senior Vice President
                                              ----------------------------------

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By: /s/ Russell S. Rogers
                                           -------------------------------------
                                       Title:  Vice President
                                              ----------------------------------

                                       CAROLINA FIRST BANK

                                       By: /s/ Charles Chamberlin
                                           -------------------------------------
                                       Title:  Executive Vice President
                                              ----------------------------------



                           [SIGNATURE PAGE CONTINUED]

                                       BANK ONE, NA
                                       (MAIN OFFICE - CHICAGO, ILLINOIS)

                                       By: /s/ Robert D. Bond
                                           -------------------------------------
                                       Title:  Vice President
                                              ----------------------------------

                                       REGIONS BANK

                                       By: /s/ Sam Prudhomme
                                           -------------------------------------
                                       Title:  Assistant Vice President
                                              ----------------------------------

                                       AGENT:

                                       FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                       By: /s/ Sam Jenkins
                                           -------------------------------------
                                       Title:  Senior Vice President
                                              ----------------------------------

                                SECOND AMENDMENT
                                       TO
                 SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT (the "Amendment") made and entered into as of the 28th day of May, 2003, by and between DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 (f/k/a Direct Financial Services, Inc.) ("Grantor"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, whose address is 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Metropolitan Division (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), as agent for itself, and for HIBERNIA NATIONAL BANK, Baton Rouge, Louisiana ("Hibernia"), and for U. S. BANK NATIONAL ASSOCIATION, St. Louis, Missouri ("U. S. Bank"), and for REGIONS BANK, Birmingham, Alabama ("Regions"), and for CAROLINA FIRST BANK, Greenville, South Carolina ("Carolina First"), and for BANK ONE, NA (Main Office -- Chicago, Illinois), Baton Rouge, Louisiana ("Bank One"), and for NATIONAL CITY BANK OF KENTUCKY, Louisville, Kentucky ("National City Bank") (Agent, Hibernia, U. S. Bank, Regions, Carolina First and Bank One collectively, the "Original Banks") (the Original Banks and National City Bank collectively, the "Banks," and individually, a "Bank"), pursuant to the Eighth Amended and Restated Loan Agreement dated as of October 31, 2002, as amended (the "Loan Agreement") among Grantor, Banks and the other parties named therein.

                                Recitals of Fact

         Pursuant to that certain Seventh Amended and Restated Security Agreement dated as of October 31, 2002, as amended by that certain First Amendment to Seventh Amended and Restated Security Agreement dated as of March 31, 2003 (the "Security Agreement") between Grantor and the Original Banks, Grantor assigned and pledged Receivables (as defined in the Loan Agreement) and other contractual rights to the Agent for the benefit of the Original Banks as collateral security for all of the Obligations (as defined in the Security Agreement) of Grantor to the Original Banks.

         The Grantor and the Banks now desire to modify certain terms of the Security Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

         1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

         2. To induce the Banks to enter into this Amendment, the Grantor does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenants and agrees with the Banks, that:

                  (a) All representations and warranties made by the Grantor in the Loan Agreement, as amended, in the Security Agreement, and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

                  (b) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

                  (c) There are no existing offsets, defenses or counterclaims to the obligations of the Grantor, as set forth in the Notes, the Security Agreement, the Loan Agreement, as amended, or in any other Loan Document executed by the Grantor, in connection with the Loan.

                  (d) The Grantor does not have any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Grantor has or may have any such existing claim (whether known or unknown), the Grantor does hereby forever release and discharge, in all respects, the Banks with respect to such claim.

                  (e) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

         3. National City Bank is hereby added as a Bank to the Security Agreement.

         4. The first paragraph of Section 1 of the Security Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  1. Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 2 hereof), the Grantor hereby pledges and assigns to Agent, as agent for itself, Hibernia, U. S. Bank, Regions, Bank One, National City Bank and Carolina First (collectively, the "Banks"), and grants to Agent for the benefit of the Banks a continuing security interest in the following (the "Collateral"):

         5. Section 2(a) of the Security Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (a) The full and prompt payment, when due, of the indebtedness (and interest thereon) evidenced and to be evidenced by those certain promissory notes,

                           (i) dated as of October 31, 2002, in the principal sum of Thirty Million Dollars ($30,000,000.00), executed by Grantor and payable to the order of First Tennessee Bank National Association;

                           (ii) dated as of October 31, 2002, in the principal sum of Fifteen Million Dollars ($15,000,000.00), executed by Grantor and payable to the order of Hibernia;

                           (iii) dated as of October 31, 2002, in the principal sum of Twenty-Five Million Dollars ($25,000,000.00), executed by Grantor and payable to the order of U. S. Bank;

                           (iv) dated as of March 31, 2003, in the principal sum of Twenty-Five Million Dollars ($25,000,000.00), executed by Grantor and payable to the order of Regions;

                           (v) dated as of May 28, 2003, in the principal sum of Fifteen Million Dollars ($15,000,000.00), executed by Grantor and payable to the order of Carolina First;

                           (vi) dated as of May 28, 2003, in the principal sum of Fifteen Million Dollars ($15,000,000.00), executed by Grantor and payable to the order of National City Bank; and

                           (vii) dated as of May 28, 2003, in the principal sum of Thirty-Five Million Dollars ($35,000,000.00), executed by Grantor and payable to the order of Bank One,

                  together with and any and all renewals, modifications, and extensions of any of said notes, in whole or in part; and

         6. All terms and provisions of the Security Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Security Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

         7. All references in all Loan Documents (including, but not limited to, the Notes, the Security Agreement, and the Loan Agreement) to the "Security Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Security Agreement as amended hereby.

                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
       SECOND AMENDMENT TO SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT

================================================================================

         IN WITNESS WHEREOF, the Grantor, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                                              GRANTOR:

                                              DIRECT GENERAL FINANCIAL SERVICES,
                                              INC., a Tennessee corporation

                                              By: /s/ Barry D. Elkins
                                                  -----------------------------
                                              Title:  SVP/CFO
                                                     --------------------------



                                              BANKS:

                                              FIRST TENNESSEE BANK NATIONAL
                                              ASSOCIATION

                                              By: /s/ Sam Jenkins
                                                  -----------------------------
                                              Title:  Senior Vice President
                                                     --------------------------

                                              HIBERNIA NATIONAL BANK

                                              By: /s/ Janet Olson Rack
                                                  -----------------------------
                                              Title:  Senior Vice President
                                                     --------------------------

                                              U. S. BANK NATIONAL ASSOCIATION

                                              By: /s/ Russell S. Rogers
                                                  -----------------------------
                                              Title:  Vice President
                                                     --------------------------

                                              CAROLINA FIRST BANK

                                              By: /s/ Charles Chamberlin
                                                  -----------------------------
                                              Title:  Executive Vice President
                                                     --------------------------


                           [SIGNATURE PAGE CONTINUED]

                                               BANK ONE, NA
                                               (Main Office - Chicago, Illinois)

                                               By: /s/ Robert D. Bond
                                                   ----------------------------
                                               Title:  Vice President
                                                      -------------------------

                                               REGIONS BANK

                                               By: /s/ Sam Prudhomme
                                                   ----------------------------
                                               Title:  Assistant Vice President
                                                      -------------------------

                                               NATIONAL CITY BANK OF KENTUCKY

                                               By: /s/ Kevin C. Anderson
                                                   ----------------------------
                                               Title:  Senior Vice President
                                                      -------------------------



                                               AGENT:

                                               FIRST TENNESSEE BANK NATIONAL
                                               ASSOCIATION

                                               By: /s/ Sam Jenkins
                                                   ----------------------------
                                               Title: Senior Vice President
                                                      -------------------------


                                      S-2